Exhibit 99.2

PRESS RELEASE
GE Announces Pricing for its Debt Tender Offers

●	GE will accept for purchase $2,500,000,000 in aggregate purchase price of its U.S. Dollar-denominated debt securities (as listed in Table I below)
●	GE will accept for purchase $2,500,000,000 (U.S. Dollar equivalent) in aggregate purchase price of its Euro-denominated debt securities (as listed in Table II below)
●	GE will not accept any further tenders of Securities

BOSTON – September 26, 2019 – GE (NYSE:GE) today announced the pricing and the accepted tender amounts for its previously announced offers to purchase for cash (i) up to $2,500,000,000 (the “Dollar Security Maximum Amount”) aggregate purchase price of its U.S. Dollar-Denominated Debt Securities listed in Table I below (the “Dollar Securities” and such offer to purchase, the “Dollar Tender Offer”), and (ii)up to $2,500,000,000 (as converted on the basis set forth in the Offer to Purchase) (the “Euro Security Maximum Amount”) aggregate purchase price of its Euro-Denominated Debt Securities listed in Table II below (the “Euro Securities” and such offer to purchase, the “Euro Tender Offer”). The overall maximum aggregate purchase price to be paid between the Dollar Tender Offer and the Euro Tender Offer is $5,000,000,000 (the “Total Maximum Amount”) and will not be increased. The Dollar Securities and the Euro Securities are together referred to as the “Securities” and the Dollar Tender Offer and the Euro Tender Offer are together referred to as the “Tender Offers” and each, a “Tender Offer.” Table I and Table II below outline the tender offer yield for each series of Securities and the principal amount accepted as of the Early Participation Date for each series of Securities.

As previously announced, the Early Participation Date for each Tender Offer was 5:00 p.m., New York City time, on September 25, 2019. Each Tender Offer is made upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 12, 2019 (as it may be amended or supplemented from time to time, the “Offer to Purchase”). Withdrawal rights for each Tender Offer expired at 5:00 p.m., New York City time, on September 25, 2019, and have not been extended. The Early Payment Date for each Tender Offer will be promptly following the Early Participation Date and is expected to be on or about September 30, 2019. Consummation of each Tender Offer is subject to certain conditions (as described in the Offer to Purchase).

The Expiration Date of the Tender Offers is 11:59 p.m., New York City time, on October 9, 2019, unless extended or earlier terminated by GE. However, because the aggregate purchase price of Dollar Securities validly tendered in the Dollar Tender Offer prior to the Early Participation Date exceeds the Dollar Security Maximum Amount and the aggregate purchase price of Euro Securities validly tendered in the Euro Tender Offer prior to the Early Participation Date exceeds the Euro Security Maximum Amount, GE will not accept any further tenders of Securities.

The consideration to be paid in the Tender Offers for each series of Securities has been determined in the manner described in the Offer to Purchase according to the “Reference Yield” which means (i) with respect to the Dollar Securities, the yield of the applicable Reference Security listed in Table I below for such series and (ii) with respect to the Euro Securities, the Interpolated Rate for such series.

GE plans to accept all Dollar Securities tendered with Acceptance Priority Level 1, all Euro Securities tendered with Acceptance Priority Levels 1 through 3, Dollar Securities tendered with Acceptance Priority Level 2 using a proration factor of approximately 92.10% in accordance with the Offer to Purchase, Euro Securities tendered with Acceptance Priority Level 4 using a proration factor of approximately 16.61% in accordance with the Offer to Purchase, none of the Dollar Securities tendered with Acceptance Priority Levels 3 through 4, and none of the Euro Securities tendered with Acceptance Priority Levels 5 through 6.

Holders who validly tendered and did not validly withdraw such Securities at or prior to the Early Participation Date that are accepted for purchase will receive the applicable “Total Consideration” listed in Table I or Table II below, as applicable, for their Securities, which includes an early participation amount of $50.00 per $1,000 principal amount of Dollar Securities or €50.00 per €1,000 principal amount of Euro Securities accepted for purchase (the “Early Participation Amount”). In addition, holders whose Securities are accepted for purchase pursuant to a Tender Offer will also receive accrued and unpaid interest on the Securities from, and including, the most recent interest payment date prior to the applicable Payment Date up to, but not including, the applicable Payment Date (“Accrued Interest”). See the Offer to Purchase for additional information. The Early Payment Date is expected to be September 30, 2019.

Table I: Dollar Securities Subject To The Dollar Tender Offer
					Principal	Principal
					Amount	Amount
					Tendered as of	Accepted as			Fixed
		Applicable	Principal	Acceptance	the Early	of the Early			Spread	Tender
Title of	Security	Maturity	Amount	Priority	Participation	Participation	Reference	Reference	(basis	Offer	Total
Security	Identifier(s)	Date	Outstanding	Level	Date	Date	Security	Yield(1)	points)	Yield	Consideration(2)
4.500% Notes due 2044	CUSIP:	March 11,	$2,250,000,000	1	$1,249,537,000	$1,249,537,000	2.875% US	2.155%	190	4.055%	$1,068.59
	369604BH5	2044					Treasury due
	ISIN:						May 15,
	US369604BH58						2049
4.125% Notes due 2042	CUSIP:	October 9,	$2,000,000,000	2	$1,243,821,000	$1,144,230,000	2.875% US	2.155%	185	4.005%	$1,017.93
	369604BF9	2042					Treasury due
	ISIN:						May 15,
	US369604BF92						2049
3.375% Notes due 2024	CUSIP:	March 11,	$750,000,000	3	$358,735,000	$0	—	—	—	—	—
	369604BG7	2024
	ISIN:
	US369604BG75
2.700% Notes due 2022	CUSIP:	October 9,	$3,000,000,000	4	$1,159,353,000	$0	—	—	—	—	—
	369604BD4	2022
	ISIN:
	US369604BD45

Table II: Euro Securities Subject To The Euro Tender Offer
					Principal	Principal
					Amount	Amount
					Tendered as of	Accepted as			Fixed
		Applicable	Principal	Acceptance	the Early	of the Early			Spread	Tender
Title of	Security	Maturity	Amount	Priority	Participation	Participation	Interpolated	Reference	(basis	Offer	Total
Security	Identifier(s)	Date	Outstanding	Level	Date	Date(3)	Rate	Yield(1)	points)	Yield	Consideration(2)
2.125% Notes due 2037	CUSIP:	May 17, 2037	€2,000,000,000	1	€992,486,000	€992,486,000	May 2037	0.121%	175	1.871%	€1,037.80
	369604BU6						Interpolated
	ISIN:						Rate
	XS1612543394
1.875% Notes due 2027	CUSIP:	May 28, 2027	€1,250,000,000	2	€374,063,000	€374,063,000	May 2027	-0.284%	135	1.066%	€1,059.17
	369604BL6						Interpolated
	ISIN:						Rate
	XS1238902057
1.500% Notes due 2029	CUSIP:	May 17, 2029	€2,250,000,000	3	€784,057,000	€784,057,000	May 2029	-0.179%	155	1.371%	€1,011.54
	369604BT9						Interpolated
	ISIN:						Rate
	XS1612543121

Table II: Euro Securities Subject To The Euro Tender Offer
					Principal	Principal
					Amount	Amount
					Tendered as of	Accepted as			Fixed
		Applicable	Principal	Acceptance	the Early	of the Early			Spread	Tender
Title of	Security	Maturity	Amount	Priority	Participation	Participation	Interpolated	Reference	(basis	Offer	Total
Security	Identifier(s)	Date	Outstanding	Level	Date	Date(3)	Rate	Yield(1)	points)	Yield	Consideration(2)
1.250% Notes due 2023	CUSIP:	May 26, 2023	€1,250,000,000	4	€407,748,000	€59,407,000	May 2023	-0.436%	90	0.464%	€1,028.40
	369604BK8						Interpolated
	ISIN:						Rate
XS1238901166
0.875% Notes due 2025	CUSIP:	May 17, 2025	€2,000,000,000	5	€806,099,000	€0	—	—	—	—	—
369604BS1
ISIN:
XS1612542826
0.375% Notes due 2022	CUSIP:	May 17, 2022	€1,750,000,000	6	€679,163,000	€0	—	—	—	—	—
369604BR3
ISIN:
XS1612542669

(1)	The Bloomberg screen page used for determining the Reference Yield for the Dollar Tender Offer is “FIT1” and that for the Euro Tender Offer is “ICAE1.”

(2)	The applicable Total Consideration payable for each series of Securities will be at a price per $1,000 or €1,000 principal amount of such series of Securities validly tendered on or prior to the applicable Early Participation Date and accepted for purchase by us, which is calculated using the applicable Fixed Spread, and includes the applicable Early Participation Amount. In addition, holders whose Securities are accepted for purchase will also receive any Accrued Interest on such Securities.

(3)	The exchange rate used to convert Euro to U.S. dollar was $1.0963 per Euro, the applicable exchange rate as of 10:00 a.m., New York City time, on September 26, 2019 as reported on the Bloomberg screen page “FXIP” under the heading “FX Rate vs. USD.”

Copies of the Offer to Purchase are available from the Information and Tender Agent as set out below. Capitalized terms used in this announcement but not defined have the meanings given to them in the Offer to Purchase. All documentation relating to the Offer to Purchase, together with any updates will be available via the Offer Website: https://sites.dfkingltd.com/ge.

GE reserves the right, in its sole discretion, not to accept any Tender Instructions, not to purchase any Securities or to extend, re-open, withdraw or terminate one or both of the Tender Offers and to amend or waive any of the terms and conditions of one or both of the Tender Offers in any manner, subject to applicable laws and regulations.

Unless stated otherwise, announcements in connection with the Tender Offers will be made available on GE’s website at www.genewsroom.com. Such announcements may also be made by (i) the issue of a press release and (ii) the delivery of notices to the Clearing Systems for communication to Direct Participants. Copies of all such announcements, press releases and notices can also be obtained from the Information and Tender Agent, the contact details for whom are set out below. Significant delays may be experienced where notices are delivered to the Clearing Systems and Holders are urged to contact the Information and Tender Agent for the relevant announcements relating to the Tender Offers. In addition all documentation relating to the Offer to Purchase, together with any updates, will be available via the Offer Website: https://sites.dfkingltd.com/ge.

Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in a Tender Offer.

J.P. Morgan Securities LLC, J.P. Morgan Securities plc, BofA Merrill Lynch, Merrill Lynch International and Goldman Sachs & Co. LLC (collectively, the “Dealer Managers”) are acting as dealer managers in connection with the Tender Offers. D.F. King is acting as information and tender agent (the “Information and Tender Agent”) in connection with the Tender Offers.

Questions and requests for assistance or for additional copies of this Offer to Purchase may be directed to any of the Dealer Managers or to the Information and Tender Agent.

J.P. Morgan Securities LLC	BofA Merrill Lynch	Goldman Sachs & Co. LLC
Liability Management Group	Liability Management Group	Liability Management Group
383 Madison Avenue, 6th Floor	214 North Tryon Street, 14th Floor	200 West Street
New York, NY 10179	Charlotte, North Carolina 28255	New York, New York 10282
United States of America	Collect: (646) 855-0173	In the U.S.
Toll Free: +1 (866) 834-4666	Toll-Free: (888) 292-0070	Collect: (212) 902-6351
Collect: +1 (212) 834-3424		Toll-Free: (800) 828-3182
In Europe
J.P. Morgan Securities plc	Merrill Lynch International	Tel.: +44 20 7552 6157
Liability Management Group	2 King Edward Street
25 Bank Street	London EC1A 1HQ
Canary Wharf	United Kingdom
London E14 5JP	Tel.: +44 20 7996 5420
United Kingdom	Attention: Liability Management
Collect: +44 (0) 207 779 2468	Group
Email: DG.LM_EMEA@baml.com

Questions and requests for assistance in connection with the delivery of Tender Instructions may be directed to the Information and Tender Agent.

Information and Tender Agent

D.F. King

Email: ge@dfkingltd.com

Offer Website: https://sites.dfkingltd.com/ge

In London 65 Gresham Street London EC2V 7NQ United Kingdom Tel: +44 20 7920 9700	In New York 48 Wall Street, 22nd Floor New York, New York 10005 United States of America Attention: Andrew Beck

Banks and Brokers call: +1 (212) 269-5550 All others call (toll free): +1 (800) 820-2415

DISCLAIMER This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information which should be read carefully before any decision is made with respect to the Tender Offers. If you are in any doubt as to the contents of this announcement or the Offer to Purchase or the action you should take, you are recommended to seek your own financial and legal advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Securities are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in a Tender Offer. None of the Dealer Managers, the Information and Tender Agent or GE makes any recommendation as to whether Holders should tender their Securities for purchase pursuant to the Tender Offers.

None of the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning GE, the Securities or the Tender Offers contained in this announcement or in the Offer to Purchase. None of the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Tender Offers, and accordingly none of the Dealer Managers, the Information and Tender Agent and any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by GE to disclose information with regard to GE or Securities which is material in the context of the Tender Offers and which is not otherwise publicly available.

General

Neither this announcement, the Offer to Purchase nor the electronic transmission thereof constitutes an offer to buy or the solicitation of an offer to sell Securities (and tenders of Securities for purchase pursuant to a Tender Offer will not be accepted from Holders) in any circumstances in which such offer or solicitation is unlawful. GE is not aware of any jurisdiction where the making of the Tender Offers is not in compliance with the laws of such jurisdiction. If GE becomes aware of any jurisdiction where the making of a Tender Offer would not be in compliance with such laws, GE will make a good faith effort to comply with any such laws or may seek to have such laws declared inapplicable to such Tender Offer. If, after such good faith effort, GE cannot comply with any such applicable laws, such Tender Offer will not be made to the holders of Securities residing in each such jurisdiction.

In any jurisdictions where the securities, blue sky or other laws require the Tender Offers to be made by a licensed broker or dealer and a Dealer Manager or, where the context so requires, any affiliate is such a licensed broker or dealer in any such jurisdiction, the Tender Offers shall be deemed to be made on behalf of GE by such Dealer Manager or such affiliate (as the case may be) in such jurisdiction.

Each Holder participating in a Tender Offer will be deemed to give certain representations in respect of the jurisdictions referred to above and generally as set out in the Offer to Purchase under the heading “The Tender Offers—Procedures for Tendering Securities.” If you are unable to make these representations, your tender of Securities for purchase may be rejected. Each of GE, the Dealer Managers and the Information and Tender Agent reserves the right, in their absolute discretion, to investigate, in relation to any tender of Securities for purchase pursuant to a Tender Offer, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result GE determines (for any reason) that such representation is not correct, such tender or submission may be rejected.

Forward-Looking Statements

This press release contains a number of forward-looking statements. Words, and variations of words, such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range,” and similar expressions are intended to identify these forward-looking statements, including but not limited to statements about: the expected timing, size or other terms of each Tender Offer; our ability to complete each Tender Offer; our expected financial performance, including cash flows, revenues, organic growth, margins, earnings and earnings per share; macroeconomic and market conditions; planned and potential business or asset dispositions; our de-leveraging plans, including leverage ratios and targets, the timing and nature of specific actions to reduce indebtedness and our credit ratings and outlooks; GE Capital Global Holdings, LLC (“GE Capital”) and our funding and liquidity; our businesses’ cost structures and plans to reduce costs; restructuring, goodwill impairment or other financial charges; or tax rates.

For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include, but are not limited to: our success in executing and completing, including obtaining regulatory approvals and satisfying other closing conditions for, announced GE industrial and GE Capital business or asset dispositions or other transactions, including the planned sale of our BioPharma business within our Healthcare segment and plans to exit our equity ownership position in Baker Hughes, a GE company (“BHGE”), the timing of closing for those transactions and the expected proceeds and benefits to us; our de-leveraging and capital allocation plans, including with respect to actions to reduce our indebtedness, the timing and amount of GE dividends, organic investments, and other priorities; further downgrades of our current short and long-term credit ratings or ratings outlooks, or changes in rating application or methodology, and the related impact on our liquidity, funding profile, costs and competitive position; our liquidity and the amount and timing of our GE industrial cash flows and earnings, which may be impacted by customer, competitive, contractual and other dynamics and conditions; GE Capital’s capital and liquidity needs, including in connection with GE Capital’s run-off insurance operations, the amount and timing of required capital contributions and related strategic actions that we may pursue; the impact of conditions in the financial and credit markets on GE Capital’s ability to sell financial assets; the availability and cost of funding; and GE Capital’s exposure to particular counterparties and markets; the results of our annual GAAP premium deficiency testing for GE Capital’s run-off insurance operations, which we expect to be completed in the third quarter of 2019; changes in macroeconomic conditions, particularly interest rates, as well as the value of stocks and other financial assets (including our equity ownership position in BHGE), oil and other commodity prices and exchange rates; market developments or customer actions that may affect levels of demand and the financial performance of the major industries and customers we serve, such as secular and cyclical pressures in our Power business, pricing and other pressures in the renewable energy market, conditions in China and other key markets, early aircraft retirements, and other shifts in the competitive landscape for our products and services; operational execution by our businesses, including our ability to improve the operations and execution of our Power business, execution by our Renewable Energy business, and the continued strength of our Aviation business; changes in law, regulation or policy that may affect our businesses, such as trade policy and tariffs, regulation related to climate change and the effects of U.S. tax reform and other tax law changes; our decisions about investments in new products, services and platforms, and our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of Alstom, SEC and other investigative and legal proceedings; the impact of actual or potential failures or our products or our customers’ products, such as the fleet grounding of the Boeing 737 MAX, and related reputational effects; the impact of potential information technology, cybersecurity or data security breaches; the other factors that are described in “Forward-Looking Statements” in BHGE’s most recent earnings release or SEC filings; and the other factors that are described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, as such descriptions may be updated or amended in our Quarterly Reports on Form 10-Q. There may be other factors not presently known to us or which we currently consider to be immaterial that could cause our actual results to differ materially from those projected in any forward-looking statements we make. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this press release except as required by applicable law or regulation.

About GE

GE (NYSE:GE) drives the world forward by tackling its biggest challenges. By combining world-class engineering with software and analytics, GE helps the world work more efficiently, reliably, and safely. For more than 125 years, GE has invented the future of industry, and today it leads new paradigms in additive manufacturing, materials science, and data analytics. GE people are global, diverse and dedicated, operating with the highest integrity and passion to fulfill GE’s mission and deliver for our customers. www.ge.com.

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